                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 7, 1997

               WASATCH EDUCATION SYSTEMS CORPORATION
----------------------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                 UTAH
----------------------------------------------------------------------
            (State or Other Jurisdiction of Incorporation)

   0-17190                                            87-0458433
----------------------------------------------------------------------
(Commission                                        (I.R.S. Employer
File Number)                                       Identification No)

 2000 Alameda de las Pulgas, Suite 250,  San Mateo, CA          94403
----------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                           (415) 345-2200
----------------------------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)

           5250 South 300 West, Salt Lake City, Utah 84107
----------------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition of Disposition of Assets.

     Effective February 7, 1997, Wasatch Education Systems Corporation, a Utah corporation (the "Company") and Wasatch Interactive Learning Corporation, a Utah corporation ("WILC") formed by Barbara Morris, Chief Executive Officer and a Director of the Company, Carol Hamil, Vice President of Development of the Company, and Ralph Brown, Chief Financial Officer of the Company (individually, a "Management Group Member" and together, the "Management Group"), entered into an Asset Purchase and Software License Agreement ("Acquisition Agreement"). The Acquisition Agreement outlined the sale of assets and the license of certain intellectual property from the Company to WILC ("Asset Sale and License"). The provisions of the documents disclosed herein are qualified in their entirety by reference to the actual text of such agreements, which are included as an exhibit or incorporated by reference to this report.

     The Acquisition Agreement provides for the assumption by WILC of certain liabilities of the Company and payment by WILC to the Company of $1,500,000 in cash in consideration for the Asset Sale and License. As a result of the Asset Sale and License, the Company transferred or licensed to WILC tangible and intangible assets and proprietary rights to allow WILC to pursue the market for the Company's products relating to schools and educational institutions ("Education Market") and retained proprietary assets and rights to pursue the market for the Company's products relating to home use and other areas outside the Education Market ("Home Market"). The Company held a special meeting of its shareholders on February 7, 1997, at which the shareholders of the Company approved the Asset Sale and License and the other transactions contemplated by the terms and conditions of the Acquisition Commitment dated July 1, 1996, which outlined the sale of assets and license of certain intellectual property from the Company to WILC. The Acquisition Agreement has substantially the same terms as the Acquisition Commitment but further documents the details of the Asset Sale and License.
     In connection with the Asset Sale and License, the Company and WILC entered into an Education Market License ("License Agreement") which set forth the details of the grant of the technology licenses to WILC by the Company discussed in the Acquisition Agreement and the royalties to be paid during a five-year period by WILC to the Company, which will vary between 2.5% and 10% of net revenues. The License Agreement provides for a one-year exclusivity period for WILC with respect to the licensed technology within the Education Market, with the right of WILC to extend the exclusivity period for up to five years upon payment of $500,000 in annual minimum royalties to the Company. The Company will have exclusive rights in the Home Market during the period which WILC makes payments of royalties to the Company. In partial consideration of the Company's grant of licenses under the License Agreement, WILC paid the Company the sum of $10.00 in cash on February 14, 1997.
     In connection with the Asset Sale and License, each Management Group Member resigned as an officer and/or director of the Company and the Company also entered into a Mutual General Release with each Management Group Member. The Mutual General Release provides that the Company and each Management Group Member will waive and release the other party from any and all liabilities arising by reason of or in connection with the employment of such Management Group Member with the Company and the termination of such Management Group Member's employment.

Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of Businesses Acquired.
     --------------------------------------------

     Not Applicable

(b)  Pro Forma Financial Information.
     --------------------------------

     See following pages.

(c)  Exhibits.
     ---------

     The following exhibits are filed herewith:

       (2.01) Acquisition Commitment dated as of July 1, 1996 between Wasatch Education Systems Corporation and Wasatch
Interactive Learning Corporation (incorporated by reference to Exhibit 10 to Registrant's Definitive Proxy
Statement dated January 14, 1997).

       (2.02) Asset Purchase and Software License Agreement dated as of
              February 7, 1997, between Wasatch Education Systems
              Corporation and Wasatch Interactive Learning Corporation and exhibits and schedules thereto.

                 WASATCH EDUCATION SYSTEMS CORPORATION
         UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial information is based upon the historical financial statements of Wasatch Education Systems Corporation (the "Company") as if the Company had sold to Wasatch Interactive Learning Corporation ("WILC") the Education Market net assets of the Company relating to or arising out of the Company's business of developing, marketing and licensing proprietary and third-party educational software and related products and services in the Education Market. As a result of this transaction, the Company received cash of $1,500,000 and the right to future royalties as set out in the Asset Purchase and Software License Agreement (the "Acquisition Agreement"). The Company retained all capitalized courseware development costs, convertible subordinate debentures and related accrued interest and available tax net operating loss carryforwards.
The Company recognized a gain on the sale of these net assets of $1,495,108 in February, 1997. This gain was not considered in the Pro Forma Condensed Statements of Operations.

The accompanying unaudited pro forma condensed financial information should be read in conjunction with the financial statements of the Company included in the Company's June 30, 1996, report on Form 10-KSB and the interim financial statements of the Company for the period ended December 31, 1996, included in the Company's Form 10-QSB.

The unaudited pro forma condensed statements of operations for the year ended June 30, 1996, and for the six months ended December 31, 1996, present the pro forma results of operations of the Company as if the transaction had been consummated as of July 1, 1995. The unaudited pro forma condensed balance sheet presents the pro forma financial position of the Company as of December 31, 1996, assuming the transaction had been consummated as of December 31, 1996.

The pro forma condensed financial information does not purport to be indicative of the results which would actually have been obtained if the transaction had been effected on the dates indicated, nor is it indicative of actual or future operating results of financial position.

                 Wasatch Education Systems Corporation
                   Pro Forma condensed Balance Sheet
                        As of December 31, 1996

[CAPTION]
                                              Pro Forma
                              Historical     Adjustments      Pro Forma
                              ----------     -----------      ---------
[S]                           [C]            [C]             [C]
ASSETS
 Current Assets:
   Cash                       $  193,772     1,306,228   (A) 1,500,000
   Accounts receivable, net
     of allowance for doubt-
     ful accounts of $15,000     376,965      (376,965)  (A)        --
   Inventories                    61,791       (61,791)  (A)        --
   Other current assets           26,639       (26,639)  (A)        --
                               ---------     ---------       ---------

     Total Current Assets        659,167       840,833       1,500,000

 Equipment, Furniture and
  Fixtures, net of accumulated
  depreciation of $641,309       141,547      (141,547)  (A)        --

 Courseware Development Costs,
  net of accumulated
  amortization of $2,691,952   3,629,813            --       3,629,813

 Other Assets, Net                18,333       (18,333)  (A)        --
                               ---------     ---------       ---------

     Total Assets             $4,448,860       680,953       5,129,813
                               =========     =========      ==========

See accompanying notes to pro forma condensed financial information.

[CAPTION]
                                              Pro Forma
                              Historical     Adjustments      Pro Forma
                              ----------     -----------      ---------
[S]                           [C]            [C]             [C]

LIABILITIES AND STOCKHOLDERS'
 EQUITY
 Current Liabilities:
  Convertible subordinated
   debentures                 $1,197,000            --       1,197,000
  Accounts payable               277,710      (277,710)  (A)        --
  Accrued employee costs         199,255      (199,255)  (A)        --
  Accrued interest on
   convertible subordinated
   debentures                     19,486            --          19,486
  Deferred revenue               264,482      (264,482)  (A)        --
                               ---------     ---------      ----------
     Total Current Liabilities 1,957,933      (741,447)      1,216,486
                               ---------     ---------      ----------
Stockholders' Equity:
 Preferred stock, 20,000,000
  shares authorized -

   Series A convertible
    redeemable, 4,412,431
    shares outstanding,
    $4,412,431 involuntary
    liquidation value          4,628,285            --       4,628,285

   Series B, $.375 cumulative
    convertible redeemable,
    91,151 shares outstanding,
    $158,254 involuntary
    liquidation value            118,496            --         118,496

   Series C redeemable,
    5,300,000 shares out-
    standing, $5,300,000
    preferred liquidation
    value                      5,300,000            --       5,300,000

 Common stock, no par value;
  200,000,000 shares
  authorized 3,606,668
  shares outstanding          11,781,511            --      11,781,511
 Accumulated deficit         (19,337,365)    1,422,400 (A) (17,914,965)
                              ----------     ---------      ----------
     Total Stockholders'
      Equity                   2,490,927     1,422,400       3,913,327
                              ----------     ---------      ----------

     Total Liabilities and
      Stockholders' Equity   $ 4,448,860       680,953       5,129,813
                              ==========     =========      ==========

See accompanying notes to pro forma condensed financial information.

                  Wasatch Education Systems Corporation
              Pro Forma Condensed Statements of Operations
                     For the Year Ended June 30, 1996
                               (unaudited)

[CAPTION]
                                              Pro Forma
                              Historical     Adjustments      Pro Forma
                              ----------     -----------      ---------
[S]                           [C]            [C]             [C]
Revenue:
 Courseware license sales     $2,684,488     (2,684,488)  (B)        --
 Services and other              815,763       (815,763)  (B)        --
 Courseware license royalties         --        500,000         500,000
                               ---------      ---------       ---------
                               3,500,251     (3,000,251)        500,000
                               ---------      ---------       ---------
Cost of Revenue:
 Courseware license rights     1,053,028       (255,573)  (B)   797,455
                                                          (E)
 Services and other              443,363       (443,363)  (B)        --
                               ---------      ---------       ---------
                               1,496,391       (698,936)        797,455
                               ---------      ---------       ---------
Gross Margin                   2,003,860     (2,301,315)       (297,455)
                               ---------      ---------       ---------
Operating Expenses:
 General and administrative    1,411,566       (366,726)  (D) 1,044,840
 Sales and marketing             809,604       (809,604)  (C)        --
 Research and development        336,361       (336,361)  (C)        --
                               ---------      ---------       ---------
                               2,557,531     (1,512,691)      1,044,840
                               ---------      ---------       ---------
Loss from operations            (553,671)      (788,624)     (1,342,295)

Interest expenses, net of
  interest income               (161,497)            --        (161,497)
                               ---------      ---------       ---------
Net loss                        (715,168)      (788,624)     (1,503,792)
Unpaid and undeclared
 preferred stock dividends       (18,184)            --         (18,184)
                               ---------      ---------       ---------
Net loss attributable to
 common stockholders          $ (733,352)      (788,624)     (1,521,976)
                               =========      =========       =========
Net loss per common share     $     (.21)                          (.43)
                               =========                      =========

Weighted average common
 and equivalent shares
 outstanding                   3,574,800                      3,574,800
                               =========                      =========

See accompanying notes to pro forma condensed financial information.

                 Wasatch Education Systems Corporation
              Pro Forma Condensed Statements of Operations
                   For the Year Ended December 31, 1996
                               (unaudited)

[CAPTION]
                                              Pro Forma
                              Historical     Adjustments      Pro Forma
                              ----------     -----------      ---------
[S]                           [C]            [C]             [C]
Revenue:
 Courseware license sales     $  537,572       (537,572)  (B)        --
 Services and other              248,066       (248,066)  (B)        --
 Courseware license royalties         --        250,000   (B)   250,000
                               ---------      ---------       ---------
                                 785,638       (535,638)        250,000
                               ---------      ---------       ---------
Cost of Revenue:
 Courseware license rights       605,237       (206,509)  (B)   398,728
                                                          (E)
 Services and other              273,956       (273,956)  (B)        --
                               ---------      ---------       ---------
                                 879,193       (480,465)        398,728
                               ---------      ---------       ---------
Gross Margin                     (93,555)       (55,173)       (148,728)
                               ---------      ---------       ---------
Operating Expenses:
 General and administrative      398,494       (198,682)  (D)   199,812
 Sales and marketing             225,308       (225,308)  (C)        --
 Research and development        162,144       (162,144)  (C)        --
                               ---------      ---------       ---------
                                 785,946       (586,134)        199,812
                               ---------      ---------       ---------
Loss from operations            (879,501)       530,961        (348,540)

Interest expenses, net of
  interest income                (81,461)            --         (81,461)
                               ---------      ---------       ---------
Net loss                        (960,962)       530,961        (430,001)
Unpaid and undeclared
 preferred stock dividends        (9,092)            --          (9,092)
                               ---------      ---------       ---------
Net loss attributable to
 common stockholders          $ (970,054)       530,961        (439,093)
                               =========      =========       =========
Net loss per common share     $     (.27)                          (.12)
                               =========                      =========

Weighted average common
 and equivalent shares
 outstanding                   3,601,300                      3,601,300
                               =========                      =========

See accompanying notes to pro forma condensed financial information.

                 Wasatch Education Systems Corporation
           Notes to Proforma Condensed Financial Information
                              (unaudited)

(1)   Basis of Presentation
      ---------------------

The accompanying unaudited pro forma condensed balance sheet and statements of operations are presented to give effect to the sale of certain Education Market net assets of the Company to WILC.

The unaudited pro forma condensed statements of operations for the year ended June 30, 1996, and for the six months ended December 31, 1996, present the pro forma results of operations of the Company as if the transaction had been consummated as of July 1, 1995. The unaudited pro forma condensed balance sheet presents the pro forma financial position of the Company as of December 31, 1996, assuming the transaction had been consummated as of December 31, 1996.

(2)   Pro Forma Adjustments
      ---------------------

     (A) The Company sold certain Education Market net assets of the Company for $1,500,000 and the right to future royalties as set out in the Acquisition Agreement. The Company retained all capitalized courseware costs, convertible subordinated debentures and related accrued interest and available tax net operating loss carryforwards. This adjustment eliminates the assets sold to WILC and the liabilities assumed by WILC, and records the cash received of $1,500,000.

     (B) Adjustment to eliminate historical revenue and cost of revenue (except for amortization of deferred courseware development costs) related to the Education Market assets and record annual future minimum royalty revenue of $500,000 for the year ended June 30, 1996, and $250,000 for the six months ended December 31, 1996. Based on the level of historical sales for these periods, the minimum royalties as set forth in the Acquisition Agreement exceeded the calculated royalties which would have been earned for the periods.

     (C) Adjustments to eliminated historical sales and marketing and research and development expenses related to the Education Market assets for the year ended June 30, 1996, and for the six months ended December 31, 1996.

     (D) Adjustments to eliminate (i) historical depreciation of assets sold of $138,175 for the year ended June 30, 1996, and $69,626 for the six months ended December 31, 1996, (ii) eliminate historical rent expenses of $228,557 for the year ended June 30, 1996, and $129,056 for the six months ended December 31, 1996. Although other general and administrative expenses would likely have been reduced, no pro forma adjustments have been made as such reductions are not factually supported by a verified plan.

     (E) The balance of unamortized courseware development costs as of July 1, 1995, is being amortized over the remaining lives (original lives of 5 years).

                         INDEX TO EXHIBITS

Exhibit Number     Description of Exhibits
-------------      -----------------------

       (2.02) Asset Purchase and Software License Agreement dated as of February 7, 1997, between Wasatch Education Systems Corporation and Wasatch Interactive Learning Corporation and exhibits and schedules thereto.

                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WASATCH EDUCATION SYSTEMS CORPORATION


Date:  April 9, 1997    By:           /s/Debbie A. Wong
                                ---------------------------------
                                     Debbie A. Wong
                                     Vice President and
                                     Chief Financial Officer